EQUITY ISSUANCES - SCHEDULE OF ISSUANCES OF COMMON UNITS AND GENERAL PARTNER UNITS (Details) $ / shares in Units, $ in Thousands	1 Months Ended
Feb. 28, 2017 USD ($) $ / shares shares
Equity [Abstract]
Number of Common Units Issued (in shares) | shares	5,175,000
Offering Price (in dollars per share) | $ / shares	$ 22.67
Gross Proceeds	$ 119,438
Net Proceeds	$ 118,774
Golar's Ownership after the Offering	31.50%
General Partner ownership Interest (percentage)	2.00%